JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported 13 week period ended March 31,	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	July Disposal	Other	Total		Pro Forma 13 week period ended March 31,
	2015	1	2	Disposal	1	2	1	2	Disposals	Adjustments		2015
Revenue:
Company Stores	$47,728	$(2,350)	$(1,644)	$(1,737)	$(1,681)	$(1,550)	$(1,774)	$(13,651)	$(814)	(25,202)	A	$22,526
Franchise and other revenue	4,776	129	90	96	92	85	92	751	45	1,381	B	6,157
Total revenue	52,504	(2,221)	(1,554)	(1,641)	(1,589)	(1,465)	(1,682)	(12,900)	(769)	(23,821)		28,683
Costs and operating expenses (income):
Cost of sales	12,407	(585)	(428)	(428)	(431)	(412)	$(469)	$(3,352)	(216)	(6,321)	C	6,086
Labor	16,088	(822)	(477)	(557)	(518)	(498)	$(530)	$(4,358)	(288)	(8,048)	C	8,040
Occupancy	6,835	(301)	(207)	(222)	(211)	(213)	$(252)	$(1,555)	(58)	(3,019)	C	3,816
Store operating	8,034	(376)	(224)	(244)	(239)	(216)	$(244)	$(1,891)	(76)	(3,510)	C	4,524
Depreciation and amortization	1,873	(51)	(32)	(68)	(55)	(37)	$(45)	$-	(81)	(368)	C	1,505
General and administrative	8,963	-	-	-	-	-	-	-	-	-		8,963
Other operating, net	(28)	-	-	-	-	-	-	-	1,924	1,924	D	1,896
Total costs and operating expenses	54,172	(2,135)	(1,368)	(1,519)	(1,454)	(1,375)	(1,540)	(11,157)	1,205	(19,343)		34,829
Loss from operations	(1,668)	(86)	(186)	(122)	(135)	(90)	(142)	(1,744)	(1,974)	(4,478)		(6,146)
Other income (expense):
Interest income	15	-	-	-	-	-	-	-	-	-		15
Interest expense	(41)	-	-	-	-	-	-	-	-	-		(41)
Total other expense, net	(26)	-	-	-	-	-	-	-	-	-		(26)
Loss before income taxes	(1,694)	(86)	(186)	(122)	(135)	(90)	(142)	(1,744)	(1,974)	(4,478)		(6,198)
Income tax expense	(26)	-	-	-	-	-	-	-	-	-		(26)
Net loss	(1,720)	(86)	(186)	(122)	(135)	(90)	(142)	(1,744)	(1,974)	(4,478)		(6,198)
Less: Net income attributable to noncontrolling interest	31	-	(31)	-	-	-	-	-	-	(31)	E	-
Net loss attributable to common stockholders	$(1,751)	$(86)	$(155)	$(122)	$(135)	$(90)	$(142)	$(1,744)	$(1,974)	$(4,447)		$(6,198)

Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2015

1.	Description of Refranchising Transactions

Beginning in January, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) began refranchising Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in multiple transactions.

April Disposal 1

In connection with the first refranchising transaction, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with the stores for a purchase price of $1,850,000. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with the stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 2

On July 28, 2015, the Company completed the refranchising of a group of Company-owned stores located in Northern and Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to Vitaligent, LLC through its two wholly owned subsidiaries, Vitaligent-East Bay, LLC and Vitaligent-NorCal, LLC, all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, cash on hand at each of the stores, all marketable inventory and all goodwill associated with the stores for a purchase price of $25,000,000. The purchase price comprises a $23,000,000 cash payment and a promissory note for $2,000,000 that matures on February 1, 2021. The promissory note bears basic interest at a rate of 3% per annum, plus payment-in-kind interest at a rate of 5.5% per annum. The payment-in-kind interest compounds quarterly beginning October 28, 2015. In addition to a $50,000 escrow account at closing for store repairs/upgrades, there is a reduction in gain for contingent payables of $694,000 for designated repairs and fixed asset additions. Vitaligent-East Bay, LLC and Vitaligent-NorCal, LLC agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually immaterial agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on March 31, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 13 week period ended March 31, 2015 is presented as if the disposal had occurred on January 1, 2014 and carried forward through the 13 week period ended on March 31, 2015.  As a result, pro forma adjustments for refranchising of the small group of stores completed during the 13 week period ended March 31, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 13 week period ended March 31, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 13 week period ended March 31, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the gain on refranchising the small group of stores during the 13 week period ended March 31, 2015.

E - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

*	The Notes herein do not include Note 3 from the prior Report since such note only relates to the unaudited pro forma condensed balance sheet which is not included herein.

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	PRO FORMA ADJUSTMENTS
	Reported 26 week period ended June 30,	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	July Disposal	Other	Total		Pro Forma 26 week period ended June 30,
	2015	1	2	Disposal	1	2	1	2	Disposals	Adjustments		2015
Revenue:
Company Stores	$96,088	$(3,131)	$(2,161)	$(2,736)	$(2,937)	$(3,119)	$(7,952)	$(29,859)	$(978)	(52,872)	A	$43,216
Franchise and other revenue	10,542	172	119	150	162	172	437	1,642	54	2,908	B	13,450
Total revenue	106,630	(2,958)	(2,042)	(2,585)	(2,776)	(2,947)	(7,515)	(28,217)	(925)	(49,964)		56,666
Costs and operating expenses (income):
Cost of sales	23,881	(778)	(549)	(653)	(724)	(796)	$(2,009)	$(7,146)	(242)	(12,896)	C	10,985
Labor	30,964	(1,119)	(637)	(892)	(940)	(1,015)	$(2,450)	$(8,999)	(337)	(16,390)	C	14,574
Occupancy	12,966	(336)	(210)	(318)	(373)	(435)	$(1,139)	$(3,144)	(100)	(6,054)	C	6,912
Store operating	16,093	(552)	(308)	(401)	(447)	(464)	$(1,152)	$(4,204)	(149)	(7,677)	C	8,416
Depreciation and amortization	3,217	(122)	(32)	(70)	(99)	(60)	$(288)	-	(84)	(755)	C	2,462
General and administrative	17,390	-	-	-	-	-	-	-	-	-		17,390
(Gain) loss on disposal of assets	(5,258)	(1,334)	2,519	618	826	766	-	-	1,975	5,370	D	112
Other operating, net	2,584	-	-	-	-	-	-	-	-	-		2,584
Total costs and operating expenses	101,837	(4,241)	783	(1,716)	(1,757)	(2,004)	(7,039)	(23,492)	1,064	(38,402)		63,435
Income (loss) from operations	4,793	1,283	(2,825)	(869)	(1,018)	(943)	(476)	(4,724)	(1,988)	(11,562)		(6,769)
Other income (expense):
Interest income	29	-	-	-	-	-	-	-	-	-		29
Interest expense	(109)	-	-	-	-	-	-	-	-	-		(109)
Total other expense, net	(80)	-	-	-	-	-	-	-	-	-		(80)
Income (loss) before income taxes	4,713	1,283	(2,825)	(869)	(1,018)	(943)	(476)	(4,724)	(1,988)	(11,562)		(6,849)
Income tax expense	(83)	-	-	-	-	-	-	-	-	-		(83)
Net income (loss)	4,630	1,283	(2,825)	(869)	(1,018)	(943)	(476)	(4,724)	(1,988)	(11,562)		(6,932)
Less: Net income (loss) attributable to noncontrolling interest	52	-	(52)	-	-	-	-	-	-	(52)	E	-
Net income (loss) attributable to common stockholders	$4,578	$1,283	$(2,773)	$(869)	$(1,018)	$(943)	$(476)	$(4,724)	$(1,988)	$(11,510)		$(6,932)

Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

June 30, 2015

1.	Description of Refranchising Transactions

Beginning in January, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) began refranchising Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in multiple transactions.

April Disposal 1

In connection with the first refranchising transaction, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with the stores for a purchase price of $1,850,000. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with the stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 2

On July 28, 2015, the Company completed the refranchising of a group of Company-owned stores located in Northern and Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to Vitaligent, LLC through its two wholly owned subsidiaries, Vitaligent-East Bay, LLC and Vitaligent-NorCal, LLC, all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, cash on hand at each of the stores, all marketable inventory and all goodwill associated with the stores for a purchase price of $25,000,000. The purchase price comprises a $23,000,000 cash payment and a promissory note for $2,000,000 that matures on February 1, 2021. The promissory note bears basic interest at a rate of 3% per annum, plus payment-in-kind interest at a rate of 5.5% per annum. The payment-in-kind interest compounds quarterly beginning October 28, 2015. In addition to a $50,000 escrow account at closing for store repairs/upgrades, there is a reduction in gain for contingent payables of $694,000 for designated repairs and fixed asset additions. Vitaligent-East Bay, LLC and Vitaligent-NorCal, LLC agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually immaterial agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on June 30, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 26 week period ended June 30, 2015 is presented as if the disposal had occurred on January 1, 2014 and carried forward through the 26 week period ended on June 30, 2015.  As a result, pro forma adjustments for refranchising of the small group of stores completed during the 26 week period ended June 30, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 26 week period ended June 30, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 26 week period ended June 30, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the gain on refranchising the small group of stores during the 26 week period ended June 30, 2015.

E - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.